SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 17, 2001


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                  1-14076                  22-3270045
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)



      3512 VETERANS MEMORIAL HIGHWAY
              BOHEMIA, NEW YORK                                   11716
  (Address of principal executive offices)                      (Zip Code)



                                 (631) 981-5500
              (Registrant's telephone number, including area code)




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Item 5.  Other Matters.
         -------------

         The information set forth in our press release, dated May 22, 2001, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.
         Not applicable.

(c)      EXHIBITS.
         Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number   Description
-------  -----------
 99.1    Press Release of Vizacom Inc., dated May 22, 2001.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 22, 2001

                                        VIZACOM INC.


                                        By:     /s/ Vincent DiSpigno
                                        --------------------------------------
                                                  Vincent DiSpigno
                                                     President


                                        3

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                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
 99.1      Press Release of Vizacom Inc., dated May 22, 2001.